                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                             THE TAIWAN FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                             THE TAIWAN FUND, INC.

                225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110
                    FOR QUESTIONS ABOUT THE PROXY STATEMENT,
                           PLEASE CALL 1-877-241-0724

                                                               December 22, 2000

Dear Stockholder:

     Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held on Tuesday, February 6, 2001.

     The matters on which you, as a stockholder of the Fund, are being asked to vote are election of the Fund's Directors and ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants. After reviewing each matter carefully, the Board of Directors recommends that you vote FOR each of the proposals.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

     Thank you very much for your assistance.

                                                      Sincerely,

                                                      Benny T. Hu
                                                      President

                             THE TAIWAN FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 6, 2001

To the Stockholders of THE TAIWAN FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the "Fund") will be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Tuesday, February 6, 2001 at 11:00 A.M., New York time, for the following purposes:

          (1) To elect eight directors to serve for the ensuing year.

          (2) To ratify or reject the selection of PricewaterhouseCoopers LLP, as independent public accountants of the Fund for its fiscal year ending August 31, 2001.

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on December 12, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

     You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors

                                          HAICHI VICKI HAU
                                          Secretary
December 22, 2000

                                PROXY STATEMENT
                             THE TAIWAN FUND, INC.
                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Tuesday, February 6, 2001 at 11:00 A.M., New York time, and at any adjournments thereof.

     The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is December 22, 2000. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund's administrator, State Street Bank and Trust Company, at the Fund's address at 225 Franklin Street, Boston, Massachusetts 02110) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

     The Board of Directors has fixed the close of business on December 12, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 16,365,572 shares of common stock.

     Management of the Fund knows of no business other than that mentioned in Proposals (1) and (2) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED AUGUST 31, 2000 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE TAIWAN FUND, INC., 225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110, ATTENTION: ANN CASEY, OR BY CALLING 1-800-636-9242.

                           (1) ELECTION OF DIRECTORS

     Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the eight nominees listed below as directors of the Fund to serve until the next Annual Meeting of Stockholders (expected to be held in February 2002), or until their successors are elected and qualified. If any such nominee should be unable to serve due to an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors, to replace any such nominee.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following table sets forth certain information concerning each of the nominees as a director of the Fund. Each of the nominees is now a director of the Fund.

                                PRESENT OFFICE WITH THE FUND,                   SHARES
                                   PRINCIPAL OCCUPATION OR                   BENEFICIALLY
                                 EMPLOYMENT DURING PAST FIVE                    OWNED       PERCENT
NAME AND ADDRESS                  YEARS AND DIRECTORSHIPS IN      DIRECTOR   DECEMBER 12,     OF
OF NOMINEE (AGE)                   PUBLICLY-HELD COMPANIES         SINCE       2000(1)       CLASS
----------------              ----------------------------------  --------   ------------   -------
Shao-Yu Wang (77)             Chairman of the Board of Trustees,    1986         None        --
 Apt. 5H                       Soochow University (1987-pre-
 No. 56 Tun Hwa South          sent); Chairman of the Board of
 Road, Section 2nd             Trustees, Min Chuan University,
 Taipei, Taiwan, ROC           (1986-present); Chairman of the
                               Board of Trustees, Fu-Dan High
                               School (1986-present); Chair-
                               man, China American Petrochemi-
                               cal Co., Ltd. (1997-2000);
                               Executive Director, China Ameri-
                               can Petrochemical Co., Ltd.
                               (1976-present).

*Benny T. Hu (52)             President of the Fund; President,     1993         None        --
 125 Nanking East Road         China Development Industrial Bank
 Section 5                     (1993-present); Chairman, China
 Taipei, Taiwan, ROC           Securities Investment Trust
                               Corporation (1992-1993); Presi-
                               dent, China Securities Investment
                               Trust Corporation (1985-1992);
                               Chairman, Far Eastern Air Trans-
                               port Corp. (1995-1998); Execu-
                               tive Director, Merrill Lynch
                               International, Inc. (1986-1990);
                               Executive Vice President,
                               International Investment Trust
                               Co., Ltd. (1983-1986); Director,
                               China Steel Corporation
                               (1993-present); Director.
David Dean (75)               Senior Advisor of the                 1991          540        +
 8361 B. Greensboro Drive      Chiang-Ching- Kuo Foundation
 McLean, Virginia 22102        (1990-present); Director, The
                               American Institute in Taiwan
                               (1979-1989).

                                PRESENT OFFICE WITH THE FUND,                   SHARES
                                   PRINCIPAL OCCUPATION OR                   BENEFICIALLY
                                 EMPLOYMENT DURING PAST FIVE                    OWNED       PERCENT
NAME AND ADDRESS                  YEARS AND DIRECTORSHIPS IN      DIRECTOR   DECEMBER 12,     OF
OF NOMINEE (AGE)                   PUBLICLY-HELD COMPANIES         SINCE       2000(1)       CLASS
----------------              ----------------------------------  --------   ------------   -------
Lawrence J. Lau (56)          Kwoh-Ting Li Professor of Economic    1998         None        --
 Stanford University           Development, Stanford University
 Landau Economics              (1992-present); Director, Stan-
 Building, Room 340            ford Institute for Economic
 579 Serra Mall                Policy Research at Stanford
 Stanford, CA 94305-6072       University (1997-1999);
                               Co-Director, Asia/ Pacific
                               Research Center (1992-1996).
Joe O. Rogers (52)            Vice President, Business Develop-     1986        2,000        +
 2477 Foxwood Drive            ment, PlanetPortal.com (Septem-
 Chapel Hill, NC 27514         ber 1999-present); President,
                               Rogers International, Inc. (1986-
                               present); Director, The China
                               Fund, Inc. (1992-present); Vice
                               President, Business Development,
                               Thomson Consulting (1998-1999);
                               Partner, PHH Fantus Consulting
                               (1993-1996); Vice President, PHH
                               Asia Corporation (1993-1996);
                               Partner, Alcalde, Rousselot & Fay
                               (1992-1993); President,
                               Middendorf Rogers Martin Group
                               Inc. (1987-1989); U.S. Executive
                               Director, Asian Development Bank
                               (1984-1986); Executive Director,
                               Republican Conference, U.S. House
                               of Representatives (1981-1984).
Jack C. Tang (73)             Co-Chairman (May 1999 to pre-         1989         None        --
 5737 Baja Way                 sent), Chairman & CEO (June 1998
 La Jolla, CA 92037            to May 1999), Chairman Emeritus
                               (January 1997 to June 1998),
                               Chairman & CEO (1987 to December
                               1996), Tristate Holdings Ltd.;
                               Director, Mid Pacific Air
                               Corporation (1986-present);
                               Chairman, South Sea Development
                               Co. Ltd. (March-September 1992);
                               Chairman & Managing Director,
                               South Sea Textile Manufacturing
                               Co. Ltd. (1971-1992); Director,
                               The Hong Kong and Shanghai
                               Banking Corporation (1984-1991);
                               Chairman (1989-1991), Director
                               (1991-1999), Pacific Rim
                               Investments Ltd.
*Gloria Wang (46)             Secretary and Treasurer of the        1998         None        --
 99 Tunhwa South               Fund (1994-October 1998);
 Road, Section 2               Executive Vice President, China
 Taipei, Taiwan, ROC           Securities Investment Trust
                               Corporation (1996-present);
                               Senior Vice President, China
                               Securities Investment Trust
                               Corporation (1993-1995);
                               Assistant Vice President, China
                               Securities Investment Trust Cor-
                               poration (1988-1993).

                                PRESENT OFFICE WITH THE FUND,                   SHARES
                                   PRINCIPAL OCCUPATION OR                   BENEFICIALLY
                                 EMPLOYMENT DURING PAST FIVE                    OWNED       PERCENT
NAME AND ADDRESS                  YEARS AND DIRECTORSHIPS IN      DIRECTOR   DECEMBER 12,     OF
OF NOMINEE (AGE)                   PUBLICLY-HELD COMPANIES         SINCE       2000(1)       CLASS
----------------              ----------------------------------  --------   ------------   -------
Lawrence F. Weber (67)        Independent Consultant (1993-pre-     1995         None        --
 156 Ide Rd.                   sent); Director, East
 Williamstown, MA 01267        Asia/Australia, UBS Asset
                               Management (N.Y.) (1991-1993);
                               Managing Director, Asia-Pacific,
                               Chase Investors Management (1983-
                               1991).

------------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees.

+   Less than 1% of the outstanding shares.

* Directors or nominees considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Mr. Hu is deemed to be an interested person because of his affiliation with China Development Industrial Bank, the principal shareholder of the Fund's investment adviser, China Securities Investment Trust Corporation (99 Tunhwa S. Road, Section 2, 24th Floor, Taipei, Taiwan ROC). Ms. Wang is deemed to be an interested person because of her affiliation with the Fund's investment adviser.

     The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rogers and Wang.

     The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The Fund's Audit Committee is composed of directors who are not interested persons of the Fund and its actions are governed by the Fund's Audit Committee Charter, attached hereto as Appendix
A. The current members of the Audit Committee are Messrs. Dean, Lau, Rogers, Tang, Wang and Weber. The Audit Committee convened four times during the fiscal year ended August 31, 2000.

     The Board of Directors of the Fund held two regular meetings and one special meeting during the fiscal year ended August 31, 2000. Mr. Hu attended fewer than 75% of the aggregate number of Board meetings.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements under Section 16(a) of the Exchange Act.

OFFICERS OF THE FUND

     Mr. Shao-Yu Wang (age 77), a director of the Fund, was elected Chairman of the Board of Directors of the Fund in October 1998.

     Mr. Benny T. Hu (age 52), a director of the Fund, has served as President of the Fund since 1986.

     Ms. Haichi Vicki Hau (age 38), Secretary and Treasurer of the Fund since October 1998, also serves as a Senior Analyst of the Adviser. Ms. Hau also served as an Analyst of the Adviser from 1991 to 1994.

     Both Mr. Hu and Ms. Hau are considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund and the Adviser.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

     The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was US$154,188 during the fiscal year ended August 31, 2000. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of US$10,000 plus US$1,000 for each directors' meeting and committee meeting attended.

     The Adviser pays the compensation and certain expenses of Ms. Gloria Wang, a director of the Fund, and of Ms. Haichi Vicki Hau, an employee of the Adviser who serves as Secretary and Treasurer of the Fund. Ms. Wang and Ms. Hau may participate in the advisory fees paid by the Fund to the Adviser, although the Fund makes no direct payments to either of them.

     Mr. Lawrence J. Lau serves as a consultant to the Adviser and receives a monthly fee of approximately US$2,500 for his consulting services. Mr. Lau's status as a consultant to the Adviser does not render him an "interested person" of the Fund or the Adviser under the 1940 Act.

     The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2000. The Adviser and its affiliates do not advise any other U.S. registered investment companies and therefore the Fund is not considered part of a Fund Complex.

                                                    AGGREGATE
                                                   COMPENSATION
NAME OF DIRECTOR                                   FROM FUND(1)
----------------                                   ------------
Shao-Yu Wang.....................................    $17,000
Benny T. Hu*.....................................         --
David Dean.......................................    $17,000
Lawrence J. Lau..................................    $17,000
Joe O. Rogers....................................    $17,000
Jack C. Tang.....................................    $16,000
Lawrence Weber...................................    $17,000
Gloria Wang*.....................................         --

------------

(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

 * Mr. Hu and Ms. Wang, who are affiliated with the Adviser and are therefore "interested persons" of the Fund, do not receive any compensation from the Fund for their service as directors.

REQUIRED VOTE

     The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld and broker non-votes will have no effect on the outcome of the elections.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTORS.

                        (2) RATIFICATION OR REJECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     At a meeting held October 12, 2000, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund, selected PricewaterhouseCoopers LLP ("PwC") to act as independent certified public accountants for the Fund for the fiscal year ending August 31, 2001. The Audit Committee of the Fund has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 and has discussed with PwC their independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

     One or more representatives of PwC are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

     The Fund's financial statements for the fiscal year ended August 31, 2000 were examined by PwC in connection with its audit services. The Audit Committee has reviewed and discussed the audited financial statements with management of the Fund. The Audit Committee has further discussed with PwC the matters required to be discussed by the Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended August 31, 2000 be included in the Fund's most recent annual report. PwC has also reviewed the Fund's filings with the Commission.

REQUIRED VOTE

     The selection of independent certified public accountants is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote for the selection of independent accountants. For this purpose, abstentions will have the effect of a vote against the selection of independent accountants. Broker non-votes will have no effect on the vote.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF
PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 31, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of December 12, 2000. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                          NAME AND ADDRESS      AMOUNT AND NATURE OF   PERCENT
TITLE OR CLASS           OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP   OF CLASS
--------------         -----------------------  ---------------------  --------
Common Stock.........  Lazard Freres & Co. LLC  Has sole power to        6.18%
                       30 Rockefeller Plaza     vote and dispose of
                       New York, NY 10020       697,000 shares.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at US$3,500, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or Shareholder Communications Corporation in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

     In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's 2002 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., 225 Franklin Street, Boston, Massachusetts 02110) not later than August 24, 2001. Any stockholder who desires to bring a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110), not before November 8, 2001 and not later than December 8, 2001.

                                          By order of the Board of Directors,

                                          Haichi Vicki Hau
                                          Secretary
225 Franklin Street
Boston, Massachusetts 02110

December 22, 2000

                                                                      APPENDIX A

                             THE TAIWAN FUND, INC.
                                  (THE "FUND")

                            AUDIT COMMITTEE CHARTER

OBJECTIVES:

     I. The Board of Directors (the "Board") of the Fund has established a committee of certain independent directors (the "Audit Committee"). The objectives of the Audit Committee are:

          (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

          (c) to act as a liaison between the Fund's independent auditors and the full Board.

     II. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

RESPONSIBILITIES:

     I. To carry out its objectives, the Audit Committee shall have the following responsibilities:

          (a) to recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors' specific representations as to their independence;

          (b) To meet with Fund's independent auditors, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors render to the Board and shareholders;

          (c) to review significant current financial reporting issues and practices with management and auditors and to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

          (d) to review the fees charged by the auditors for audit and non-audit services;

          (e) to investigate improprieties or suspected improprieties in fund operations;

          (f) to review the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics;

          (g) to report its activities to the full Board on a regular basis and to made such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

          (h) to review this Charter and recommend any changes to the full
     Board.

     II. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer of the Fund and with representatives of the management company and other service providers responsible for financial reporting and controls.

     III. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

                                   PROXY CARD

                              THE TAIWAN FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 6, 2001


         The undersigned hereby appoints Lawrence F. Weber, Haichi Vicki Hau and Laurence E. Cranch, and each of them, the proxies of the undersigned with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Tuesday, February 6, 2001 at 11:00 A.M., New York time, and at any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated December 22, 2000.


         UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1) and (2).


                    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE
                   AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

                               FRONT OF PROXY CARD

[X]   PLEASE MARK VOTES AS IN THIS EXAMPLE

1. The election of directors:

                  For  [ ]    Withhold  [ ]    For All Except  [ ]
      Nominees:
                  Shao-Yu Wang, Benny T. Hu, David Dean, Lawrence J. Lau,
                  Joe O. Rogers, Jack C. Tang, Gloria Wang and Lawrence F. Weber

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent certified public accountants:

                  For  [ ]    Against  [ ]    Abstain  [ ]

3. In their discretion on any other business which may properly come before the meeting or at any adjournments thereof.

      Mark box at right if an address change or comment      [ ]
      has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.   Date:_____________________________


_______________________________________       __________________________________
Stockholder sign here                         Co-owner sign here


RECORD DATE SHARES:

                                  BACK OF CARD